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                                                    Exhibit 10.68

                       SECURITY AGREEMENT

     This Security Agreement is dated and entered into as of  May
5, 1999, by and between CV Therapeutics, Inc., a Delaware corporation ("Borrower"), and quintiles transnational corp., a North Carolina corporation ("Lender").

                           WITNESSETH:

     Whereas, Borrower and Lender are parties to a Loan Agreement (as amended, modified or supplemented from time to time, the "Loan Agreement") dated as of the same date hereof, pursuant to which, among other things, Borrower is delivering to Lender the Pre-Approval Note and First-Year Sales Note (each as defined in the Loan Agreement) (collectively, the "Notes"); and

     Whereas, it is a condition precedent to the performance of Lender under the Loan Agreement that Borrower enter into this Security Agreement;

     Now, Therefore, in consideration of the benefits to Borrower, the receipt and legal sufficiency of which are hereby acknowledged, Borrower hereby makes the following representations and warranties to Lender and hereby covenants and agrees with Lender as follows:

1.     Definitions.   The  following  terms,  as  used  in   this
Agreement, shall have the following meanings:

     "Borrower NDA Letter" shall mean the letter, in the form of Exhibit A attached hereto, delivered by Lender to Escrow Agent on the date of this Agreement, which is signed by Lender as the "former owner" of the NDA and addressed to the FDA, but which otherwise is executed by Lender in blank.

     "Collateral" shall mean the Pre-Approval Collateral and the First-Year Sales Collateral.

     "Copyrights"  shall  mean  any  U.S.  copyright   to   which
Borrower now or hereafter has title, as well as any application for a U.S. copyright hereafter made by Borrower.

    "Event of Default" shall have the meaning given such term in the Loan Agreement.

    "Escrow Agent" shall mean Fort Knox Escrow Services, Inc.

     "FDA" shall have the meaning given such term in the Services Agreement.

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     "First-Year  Sales Collateral" shall mean all of  Borrower's right, title and interest in, to and under all accounts, accounts receivable and proceeds in respect of any sales of the Product in the Territory, wherever located, however arising or created, whether now existing or hereafter from time to time acquired or created, together with all additions and accessions thereto or replacements thereof, and any proceeds or products thereof.

     "First-Year Sales Obligations" shall mean all indebtedness, obligations and liabilities of Borrower to Lender under or in connection with the First-Year Sales Note (as defined in the Loan Agreement) and under or in connection with each of the Loan Agreement and this Agreement with respect to the First-Year Sales Note.

     "Lender NDA Letter" shall mean the letter, in the form of Exhibit B attached hereto, delivered by Borrower to Escrow Agent on the date of this Agreement, which is signed by Borrower as the "former owner" of the NDA and addressed to the FDA, but which otherwise is executed by Borrower in blank.

     "License Agreement" shall mean the License Agreement dated as of March 27, 1996 between Syntex (U.S.A.), Inc., as licensor, and Borrower, as licensee, as amended from time to time.

     "Licensor"  shall  mean  the  licensor  under  the   License
Agreement.

     "NDA" shall mean the NDA for the Product which is the subject of the NDA Filing as such terms are defined in the Services Agreement.

     "Obligations" shall mean the Pre-Approval Obligations and the First-Year Sales Obligations.

     "Pre-Approval  Collateral"  shall  mean  all  of  Borrower's right,  title  and  interest  in, to  and  under  the  following, wherever located, however arising or created, whether now existing or hereafter from time to time acquired or created, together with any and all additions and accessions thereto or replacements thereof, and any proceeds or products thereof:

     (a) All payments (including royalty payments) and proceeds received or receivable by Borrower under the License Agreement in respect of its license rights relating to the Product in the Territory or pursuant to any license or any sublicense of such license rights relating to the Product granted by Borrower under the License Agreement;

     (b) All payments (including royalty payments) and proceeds received or receivable by Borrower pursuant to any assignment of any rights in the Territory relating to the Product under the License Agreement;

     (c) All accounts, accounts receivable and proceeds in respect of any sales of the Product in the Territory;

     (d) All regulatory applications and filings of Borrower related to the Product in the Territory whether issued or pending, including without limitation the NDA and all supplements, records, and reports that are required to be maintained under applicable FDA regulations and all correspondence to and from the FDA;

     (e)  All clinical data related to the NDA;

     (f) The proceeds of all claims that have been or may be asserted by Borrower arising out of the Product in the Territory or arising out of Borrower's rights relating to the Product in the Territory under the License Agreement or any license or sublicense granted by Borrower under the License Agreement or any assignment of any rights under the License Agreement, each in respect of Borrower's rights relating to the Product in the Territory;

     (g) The proceeds from: the assignment or license of the Trademark and all trademark rights and interests with respect thereto, including all suits or oppositions or cancellation proceedings in the name of Borrower for past, present, and future infringements of the Trademark or other trademark rights related to the Product in the Territory; and the entire goodwill associated with the business now or hereafter conducted by Borrower connected with or symbolized by the Trademark;

     (h) All proceeds from the assignment or license of Copyrights related to the Product; and

     (i) All books, records, files, computer information or files and other materials or documents relating to or arising out of the foregoing subsections (c), (d) and (e) of this definition;
provided, however, that Borrower may retain a copy of each item in this subsection (i).

     "Pre-Approval Obligations" shall mean all indebtedness, obligations and liabilities of Borrower to Lender arising under or in connection with the Pre-Approval Note (as defined in the Loan Agreement) and under or in connection with each of the Loan Agreement and this Agreement with respect to the Pre-Approval Note.

     "Product" shall have the meaning given such term in the Services Agreement.

     "Regulatory Collateral" shall mean the items referred to in clauses (d) and (e) of the definition of Pre-Approval Collateral above and the items referred to in clause (i) of the definition of Pre-Approval Collateral to the extent related to such clauses
(d) and (e).

     "Services  Agreement"  shall mean the  Sales  and  Marketing
Services Agreement dated as of the same date as this Agreement between Innovex, Inc. and Borrower.

     "Territory" shall have the meaning given such term in the Services Agreement.

     "Trademark" shall mean the United States trademark for the Product.

2.   Grant of Security Interests.

     (a) As security for the prompt and complete payment and performance when due of all of the Pre-Approval Obligations, Borrower does hereby assign, transfer, pledge, and hypothecate unto Lender, and does hereby grant to Lender a continuing security interest of first priority in, all of the right, title, and interest of Borrower in, to, and under the Pre-Approval Collateral.

     (b) As security for the prompt and complete payment and performance when due of all of the First-Year Sales Obligations, Borrower does hereby assign, transfer, pledge and hypothecate unto Lender, and does hereby grant to Lender a continuing security interest of first priority in, all of the right, title and interest of Borrower in, to and under the First-Year Sales Collateral.

3. Title to Collateral. Borrower represents and warrants that it is the owner of the Collateral and has good, valid, marketable and insurable title to the Collateral, free and clear of all liens, security interests, and other encumbrances except for those in favor of Lender.

4. Representations and Warranties of Borrower. Borrower represents and warrants to Lender as of the date hereof as follows:

     (a) The execution and delivery by Borrower of this Agreement and the financing statements and security interest filing statements described herein (collectively, the "Security Documents"), and the performance of the terms and obligations therein, are within Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower. The Security Documents, when executed and delivered hereunder, will constitute valid and legally binding obligations of Borrower enforceable against Borrower in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) the effect of general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) No agreements or contracts relating to the Collateral are in effect that would likely have a material adverse impact on Borrower's business relating to the Collateral.

     (c) The License Agreement is a valid and legally binding agreement, in full force and effect, enforceable in accordance with its terms. Borrower is not and, to the knowledge of Borrower, Licensor is not, in breach of any material term or obligation of the License Agreement. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any or all of the rights and obligations of any party under the License Agreement. To the knowledge of Borrower, neither Borrower nor Licensor is liable to any person or entity for infringement of patents or other proprietary information under applicable law with respect to the rights relating to the Product granted under the License Agreement.

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     (d)  Except for the filing of financing statements with the State of California and Santa Clara County, California, and, only in the case of any trademark matters, filings with the United States Patent and Trademark Office and, only in the case of any copyright matters, filings with the United State Copyright
Office, necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Borrower of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Borrower or for the perfection of such security interest or the exercise by Lender of its rights hereunder to the Collateral. Upon the execution of this Agreement and the completion of such filings, Lender will have: a perfected, first priority security interest in the Collateral, except for the Collateral referred to in subsections
(g) and (h) of the definition of Pre-Approval Collateral (the "Intellectual Property Collateral"); and a first priority security interest in the Intellectual Property Collateral.

     (e) Neither the execution or delivery by Borrower of the Security Documents, nor the performance of their respective terms and obligations, will (i) violate Borrower's charter or bylaws,
(ii) constitute a breach or default under any agreement or instrument to which Borrower is a party or by which Borrower is bound, which breach or default would have a material adverse effect on Borrower; (iii) violate any applicable law, rule or regulation, which violation would have a material adverse effect on Borrower, or (iv) violate any order, writ, injunction, decree or judgment of any court or governmental authority applicable to or binding upon Borrower, which violation would have a material adverse effect on Borrower.

5.    Transfer and Other Liens.  The provisions of Sections 6.02,
6.03 and 8.02 of the Loan Agreement are hereby incorporated herein by reference.

6. Other Financing Statements. Borrower represents, warrants and covenants to and with Lender that: there exists no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and Borrower will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Pre-Approval Collateral or the First Year Sales Collateral, as applicable, except financing statements (or similar statements or instruments of registration under the law of any jurisdiction) filed or to be filed in respect of and covering the security interests granted to Lender by Borrower and except as permitted by Sections 6.03 and 8.02 of the Loan Agreement.

7. Performance Under License Agreement. Borrower shall perform all of its obligations under the License Agreement as necessary to maintain Borrower's rights in such agreement in full force and effect including without limitation any and all payment obligations.

8. Notices Under License Agreement. Borrower shall provide written notice to Lender within two (2) business days of Borrower's receipt of any notice from Licensor (or Borrower's delivery of any notice to Licensor) of the occurrence of Borrower's breach or default or an event of default under the License Agreement.

9. Further Assurances. Borrower, upon request of Lender, will deliver and execute or cause to be delivered and executed, in form and content satisfactory to Lender, any financing, continuation, termination, or security interest filing statements, security agreement, assignment, or other document as Lender may reasonably request in order to perfect, preserve, maintain, or continue the perfection of Lender's security interest in the Pre-Approval Collateral or the FirstYear Sales Collateral, as applicable, or its priority, including without limitation any document necessary to record Lender's security interest in the items referred to in clause (g) of the definition of Pre-Approval Collateral in the United States Patent and Trademark Office. Borrower will pay the costs of filing any financing, continuation, termination, or security interest filing statement, assignment or other document as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording thereof.

10. Power of Attorney. Borrower hereby appoints Lender as Borrower's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place, and stead of Borrower, as the case may be: (a) file this Agreement (or an abstract hereof) or any other document describing Lender's interest in the Collateral with any appropriate governmental office (including, without limitation, the State of California or any political subdivision thereof and the United States Patent and Trademark Office or the United States, Copyright Office); and (b) following an Event of Default,
(i) endorse Borrower's name on all applications, documents, papers, and instruments necessary for Lender to use or maintain the Pre-Approval Collateral or the First-Year Sales Collateral, as applicable; (ii) ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Pre-Approval Collateral or the First-Year Sales Collateral, as applicable;
(iii) file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Pre-Approval Collateral or the First-Year Sales Collateral, as applicable, or otherwise enforce Lender's rights with respect to any of the Pre-Approval Collateral or the First-Year Sales Collateral, as applicable;
(iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Pre-Approval Collateral or the First-Year Sales Collateral, as applicable, to any person; and (v) take any action and execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement. The provisions of this Section 10 shall be subject to the provisions of Sections 15(b) and 16.

11. Right to Inspect. Borrower grants to Lender and its employees and agents the right to visit Borrower's plants, corporate offices, and facilities to inspect the Pre-Approval
Collateral or the First Year Sales Collateral, as applicable, at reasonable times during regular business hours with prior written notice to Borrower.

12. Name of Borrower, Place(s) of Business, and Location of Collateral. Borrower represents and warrants that its correct legal name is as specified on the signature lines of this Agreement, and each legal or trade name of Borrower for the previous seven (7) years (if different from Borrower's current legal name) is as specified below the signature lines of this Agreement. Without the prior written notice to Lender of at least sixty (60) days, Borrower will not change its name, dissolve, merge, or consolidate with any other person. Borrower warrants that the address of its chief executive office is as specified below the signature lines of this Agreement. The Pre-Approval Collateral and the First Year Sales Collateral, as applicable, and all books and records pertaining thereto will be located at Borrower's chief executive office specified below. Borrower may establish a new location for the Pre-Approval Collateral and the First Year Sales Collateral, as applicable, or any part thereof, or the books and records concerning the Pre-Approval Collateral and the First-Year Sales Collateral, as applicable, or any part thereof, only if (a) it shall have given to Lender prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Lender may request, and (b) with respect to such new location, it shall have taken all action satisfactory to Lender to maintain the security interest of Lender in the Pre-Approval Collateral and the First Year Sales Collateral, as applicable, intended to be granted hereby at all times fully perfected and in full force and effect.

13. Taxes. Borrower shall pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Pre-Approval Collateral and the First Year Sales Collateral, as applicable, or any part thereof for its use and operations.

14. Litigation and Proceedings. Borrower shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are necessary to protect the Pre-Approval Collateral and the First Year Sales Collateral, as applicable. Borrower shall provide to Lender any information with respect thereto reasonably requested by Lender.

15.  Rights and Remedies upon Default.
     (a) Borrower agrees that, if any Event of Default shall have occurred and is continuing, then and in every such case, Lender, in addition to any rights now or hereafter existing under applicable law, and upon written notice to Borrower, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately retake possession of the Pre-Approval Collateral and the First Year
Sales Collateral, as applicable, or any part thereof;

          (ii) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Pre-Approval Collateral and the First Year Sales Collateral, as applicable, to make any payment required by the terms of such instrument or agreement directly to Lender;

          (iii)sell, assign or otherwise liquidate, or direct Borrower to sell, assign or otherwise liquidate, any or all of the Pre-
Approval Collateral and the First Year Sales Collateral, as applicable, or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (iv) take possession of the Pre-Approval Collateral and the First Year Sales Collateral, as applicable, or any part thereof by directing Borrower in writing to deliver the same to Lender at any place or places designated by Lender; it being understood that Borrower's obligation so to deliver the Pre-Approval
Collateral and the First Year Sales Collateral, as applicable, is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, Lender shall be entitled to a decree requiring specific performance by Lender of said obligation;

          (v) until the Pre-Approval Obligations are paid in full, or released in accordance with the Loan Agreement, notify licensees or assignees under the License Agreement in respect of rights relating to the Product in the Territory, or any license, sublicense or assignment pursuant thereto, to make payments thereunder (including royalty payments) directly to Lender; and

          (vi) until the Pre-Approval Obligations are paid in full, or released in accordance with the Loan Agreement, to transfer the Regulatory Collateral into Lender's name and otherwise act with respect thereto as the outright owner thereof, and to complete and submit the Lender NDA Letter to the FDA.

     (b) Notwithstanding the foregoing, Lender shall refrain from exercising its rights and remedies under Sections 15(a)(iii),
(iv) and (vi) above and Section 10 above with respect to (but only with respect to) the Regulatory Collateral until the earlier of the date (the "Reconveyance Date") which is (i) 270 days after the date on which the Event of Default under the Loan Agreement shall have occurred, (ii) the date on which an Event of Default under Section 7.01(f) of the Loan Agreement shall have occurred, or (iii) the date on which an Event of Default under Section 7.01(g) of the Loan Agreement shall have occurred. If Borrower irrevocably pays and satisfies the Pre-Approval Obligations prior to the Reconveyance Date, then (x) Lender will execute and deliver to Borrower a proper instrument in order to duly transfer to Borrower such of the Regulatory Collateral as may be in the possession of Lender and (y) Borrower shall be entitled to complete and submit the Borrower NDA Letter to the FDA. Prior to the Reconveyance Date, Lender shall not, except as required by
applicable  laws  or  regulations,  communicate  with   the   FDA
regarding the Regulatory Collateral, except through Borrower. If prior to the Reconveyance Date Lender is required by applicable law or regulations to communicate with the FDA regarding the Regulatory Collateral, Lender shall promptly notify Borrower of the nature and content thereof and Lender shall reasonably cooperate with Borrower, at Borrower's expense, in all proper respects in all regulatory matters relating to the Regulatory Collateral.

     (c) Borrower shall pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of Lender (a) in enforcing the Obligations, and (b) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting, or otherwise disposing of the Collateral. All of such costs and expenses (collectively, the "Liquidation Costs") together with interest thereon at the interest rate specified in the Notes, from the date of payment until repaid in full, shall be paid by Borrower to Lender on demand and shall constitute and become a part of the Obligations secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by Lender to the payment of Liquidation Costs, and any balance of such proceeds will be applied by Lender to the payment of the remaining Obligations in such order and manner of application as Lender may determine. Borrower hereby grants to Lender, as security for the full and punctual payment and performance of the
Obligations, a continuing security interest in and lien on all now or hereafter existing balances, credits, accounts, deposits, and all other sums credited by, maintained with, or due from Lender or any affiliate of Lender to Borrower; and regardless of the adequacy of any Collateral or other means of obtaining repayment of the Obligations, Lender may at any time and without notice to Borrower set off the whole or any portion or portions of any or all such balances, credits, accounts, deposits, and other sums against any and all of the Obligations.

16.  Additional Deliveries by the Parties and Related Provisions.

     (a) On the date of this Agreement, Borrower shall execute and deliver to Escrow Agent the Lender NDA Letter, which shall be used by Lender only as described in Section 15(a).

     (b) On the date of this Agreement, Lender shall execute and deliver to Escrow Agent the Borrower NDA Letter, which shall be used by Borrower only as described in Section 15(b).

     (c) On the date of this Agreement, Lender shall execute and deliver to Borrower termination statements on Form UCC-3 executed by Lender for the purpose of terminating the financing statements delivered by Borrower to Lender pursuant to the Loan Agreement with respect to (but only with respect to) the Pre-Approval Collateral. Such termination statements shall be used by
Borrower: only if no initial Pre-Approval Advance under the Loan Agreement has been made or all Pre-Approval Obligations have been irrevocably paid and satisfied in full; and, if no initial Pre-Approval Advance has been made, only upon the occurrence of the date which is ten (10) days after Borrower delivers to Lender a written notice by Borrower addressed to Lender (a "Pre-Approval Termination Notice") which expressly states that, as of the date of such notice: (i) Borrower is obligated and intends to perform the provisions of Section 5.2 of the Services Agreement, (ii) the Pre-Approval Commitment of Lender under the Loan Agreement is terminated, and (iii) Borrower has the financial resources to fulfill its obligations under Section 5.2 of the Services Agreement because Borrower has obtained sufficient financing from a party other than Lender in lieu of utilizing the Pre-Approval Commitment. In the event Borrower delivers to Lender a Pre-Approved Termination Notice, Lender shall return to Borrower the Lender NDA Letter.

17. Deficiency. If the sale or other disposition of the Collateral fails to satisfy in full the Obligations, Borrower shall remain liable to Lender for any deficiency; provided, however, that upon the sale or other disposition of the Collateral, the Obligations shall be decreased by an amount equal to the greater of (a) the fair market value of the Collateral, whether or not Lender actually receives fair market value upon the sale or other disposition of the Collateral; or (b) the amount that Lender actually receives upon the sale or other disposition of the Collateral.

18. Remedies Cumulative. Each right, power, and remedy of Lender as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers, or remedies.

19. Pre-Approval Collateral. Notwithstanding anything to the contrary contained herein, the provisions of this Security Agreement shall only apply with respect to the Pre-Approval Collateral until: the Pre-Approval Commitment shall terminate and the Lender shall have no further obligation to make Pre-Approval Advances under the Loan Agreement; and any Pre-Approval Advances have been irrevocably paid and satisfied in full.

20. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

21. Notices. All notices and other communications provided for hereunder shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given to Borrower and Lender for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service, personally delivered, or telecopied, to the following names and addresses:

If to Lender:

Quintiles Transnational Corp.
4709 Creekstone Drive
Riverbirch Bldg., Suite 200
Durham, NC 27703
Attention:  John S. Russell
Facsimile:  (919) 998-2759

with a copy to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.
2500 First Union Capitol Center
Raleigh, NC 27601
Attention:  Gerald F. Roach
Facsimile:  (919) 821-6800

If to Borrower:

CV Therapeutics, Inc.
3172 Porter Drive
Palo Alto, California 94304
Attention:  Cynthia L. Clark, General Counsel
Facsimile:  (650) 858-0388

With a Copy to:

Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention:  Robert L. Jones
Facsimile:  (650) 857-0663

22. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Agreement or the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

23. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, provided that neither Borrower nor Lender may assign or transfer any or all of its rights or obligations under the Security Documents without the prior written consent of the other party; provided however, that Lender may at any time assign or transfer any or all of its rights or obligations under the Security Documents to an affiliate.

24. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflicts or choice of law principals thereof. Borrower and Lender hereby irrevocably consents to the exclusive personal jurisdiction of any state or federal courts located in Delaware, in any action, claim or other proceeding arising out of any dispute in connection with the Security Documents, any rights or obligations hereunder or the performance of such rights and obligations. Lender and Borrower agree to waive their respective rights to a jury trial with respect to any action, claim, or other proceeding arising out of any dispute in connection with the Security Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations.

25. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

26. Entire Agreement. This Agreement and the other Security Documents embody the entire agreement and understanding between the parties hereto and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Security Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of the Security Documents.

27. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.




      [THE REMAINDER OF THE PAGE IS INTENTIONAL LEFT BLANK;
                  SIGNATURES ON FOLLOWING PAGE]

             [Signature Page to Security Agreement]

     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers, as of the date first above written.

                              BORROWER:

                              CV Therapeutics, Inc.

                              By:   /s/  L. Lange
                              Name: Louis G. Lange
                              Title:Chairman & CEO


Legal or tradename of Borrower for the previous seven (7) years

CV Therapeutics, Inc. (June 23, 1992 to present)
Cholesterex, Inc. (prior to June 23, 1992)

Address of chief executive office

3172 Porter Drive
Palo Alto, California 94306

                              LENDER:

                              Quintiles Transnational Corp.

                              By:
                              Name:
                              Title:

             [Signature Page to Security Agreement]

     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers, as of the date first above written.

                              BORROWER:

                              CV Therapeutics, Inc.

                              By:
                              Name: Louis G. Lange
                              Title:Chairman & CEO


Legal or tradename of Borrower for the previous seven (7) years

CV Therapeutics, Inc. (June 23, 1992 to present)
Cholesterex, Inc. (prior to June 23, 1992)

Address of chief executive office

3172 Porter Drive
Palo Alto, California 94306

                              LENDER:

                              Quintiles Transnational Corp.

                              By:  /s/  James L. Bierman
                              Name:     James L. Bierman
                              Title:    Senior Vice President
                                        Corporate Development

                         CV Therapeutics


Date:


Food and Drug Administration







          Re:

               Product:  Ranolazine

               NDA No:

Dear Sirs:

In accordance with 21 CFR 314.72, we are informing you that effective as of the date specified below, ownership of the above-referenced NDA was transferred to the following new owner:

               Quintiles Transnational Corp.
               4709 Creekstone Drive
               Riverbirch Building, Suite 200
               Durham, North Carolina 27703
               Attention: Legal Department

A letter of acceptance of ownership is being provided to your office under separate cover by Quintiles Transnational Corp. All future correspondence concerning this NDA should be addressed to Quintiles Transnational Corp. Thank you.

Sincerely,

  /s/  Louis Lange
Name:
Title:

QUINTILES Quintiles Transnational Corp.
               Post Office Box 13979
               Research Triangle Park, NC 27709-3979
               919 9412000 / Fax 919 9419113




Date:


Food and Drug Administration







          Re:

               Product:  Ranolazine

               NDA No:

Dear Sirs:

In accordance with 21 CFR 314.72, we are informing you that effective as of the date specified below, ownership of the above-referenced NDA was transferred to the following new owner:

               CV Therapeutics, Inc.
               3172 Porter Drive
               Palo Alto, California 94304
               Attention:  General Counsel

A letter of acceptance of ownership is being provided to your office under separate cover by CV Therapeutics, Inc. All future correspondence concerning this NDA should be addressed to CV
Therapeutics, Inc.  Thank you.

Sincerely,

  /s/  James L. Bierman
Name:  James L. Bierman
Title: Senior Vice President,
       Corporate Development